DERIVATIVE FINANCIAL INSTRUMENTS	6 Months Ended
Jun. 30, 2023
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE FINANCIAL INSTRUMENTS	DERIVATIVE FINANCIAL INSTRUMENTS
Dole is exposed to foreign currency exchange rate fluctuations, bunker fuel price fluctuations and interest rate changes in the normal course of its business. As part of its risk management strategy, Dole uses derivative instruments to hedge some of these exposures. Dole’s objective is to offset gains and losses resulting from these exposures with losses and gains from the derivative contracts used to hedge them, thereby reducing the volatility of earnings. Dole does not hold or issue derivative financial instruments for trading or speculative purposes. The types of derivative instruments utilized by Dole are described below:
Foreign currency hedges: Dole enters into foreign currency exchange forward and option contracts to hedge exposure to changes in certain foreign currency exchange rates. Dole enters into fair value hedges to hedge foreign currency exposure of non-functional currency assets and liabilities and cash flow hedges to hedge foreign currency exposure of forecasted revenue, cost of sales and operating expenses.
Interest rate swaps: Dole enters into interest rate swaps to mitigate a significant portion of the interest rate risk associated with its variable-rate debt.
In June 2023, Dole amended $700.0 million notional value of its interest rate swaps to change the benchmark interest rate from U.S. Dollar LIBOR to SOFR. In addition, the floor for each of the swaps that have been designated to hedge Term Loan A borrowings was changed to (0.10%), and the floor for each of the swaps that have been designated to hedge Term Loan B borrowings was changed to (0.11%). Due to the change in the floating rate benchmark to SOFR, the fixed rate of each swap was adjusted to account for the market value difference between the LIBOR and SOFR reference rates.
The interest rate swaps pay a fixed rate of interest at rates between 0.42% and 2.50%, with the receiving rates variable based on SOFR, which were between 5.09% and 5.22% as of June 30, 2023. All interest rate swap arrangements are classified within the condensed consolidated balance sheets based on ultimate maturity date of the arrangement.
Bunker fuel contracts: Dole incurs significant fuel costs from shipping products from sourcing locations to end customer markets and from arranging air or land transportation for products of third-party entities. As a result, Dole is exposed to commodity and fuel cost risks and enters into bunker fuel contracts to hedge the risk of unfavorable fuel prices.
Hedge Accounting Election
The Company performs an analysis of the hedging portfolio at inception and on a quarterly basis. The Company uses the following criteria in evaluating derivative instruments for hedge accounting:
1.Hedged risk is eligible
2.Hedged item or transaction is eligible
3.Hedging instrument is eligible
4.Hedging relationship is highly effective
5.Designation and documentation requirements are met
Dole designates the interest rate swaps and certain foreign currency cash flow hedges for hedge accounting and records the changes in the fair value of these instruments in accumulated other comprehensive loss. The changes in the fair value of foreign currency fair value hedges, non-designated cash flow hedges and bunker fuel hedges are recorded in earnings.
Notional Amounts of Derivative Instruments
Dole had the following derivative instruments outstanding as of June 30, 2023:

Aggregate Notional Amount
Foreign currency forward contracts by currency:
United States Dollar	$35.4 million
Euro	€229.4 million
Sterling	£10.2 million
Swedish Krona	SEK 22.0 million
Interest rate swap contracts	$700.0 million
Bunker fuel hedges	12.8 thousand metric tons
Quantitative Disclosures
Derivatives are presented gross in the condensed consolidated balance sheets. The following table presents the balance sheet location and fair value of the derivative instruments by type:

	Fair Value Measurements as of June 30, 2023
	Accrued Liabilities	Other Assets	Other Receivables, net

Foreign currency forward contracts:	(U.S. Dollars in thousands)
Cash flow hedges	$(5,157)	$—	$46
Non-designated cash flow hedges	(123)	—	150
Fair value hedges	—	—	359
Interest rate swap contracts	—	54,130	—
Bunker fuel hedges	(1,386)	—	—
	$(6,666)	$54,130	$555

	Fair Value Measurements as of December 31, 2022
	Accrued Liabilities	Other Assets	Other Receivables, net

Foreign currency forward contracts:	(U.S. Dollars in thousands)
Cash flow hedges	$(5,726)	$—	$490
Non-designated cash flow hedges	(206)	—	872
Fair value hedges	—	—	4
Interest rate swap contracts	—	59,104	—
Bunker fuel hedges	(3,396)	—	—
	$(9,328)	$59,104	$1,366
Refer to Note 15 “Fair Value Measurements” for presentation of fair value instruments within the condensed consolidated balance sheets, which includes derivative financial instruments.
The following tables represent all of Dole’s realized and unrealized derivative gains (losses) and respective location in the financial statements for the three and six months ended June 30, 2023 and June 30, 2022:

	Three Months Ended June 30, 2023			Six Months Ended June 30, 2023
	Net gains deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other Income, net	Net gains (losses) deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other Income, net

Realized net gains (losses):	(U.S. Dollars in thousands)
Cash flow hedges	$—	$(3,124)	$—	$—	$(5,039)	$—
Non-designated cash flow hedges	—	745	—	—	922	—
Fair value hedges	—	—	490	—	—	468
Bunker fuel hedges	—	(461)	—	—	(726)	—
Total net realized gains (losses)	$—	$(2,840)	$490	$—	$(4,843)	$468
Unrealized net gains (losses):
Cash flow hedges	$3,142	$—	$—	$145	$—	$—
Non-designated cash flow hedges	—	342	(6)	—	(186)	—
Fair value hedges	—	—	(610)	—	—	(100)
Bunker fuel hedges	—	(141)	—	—	1,650	—
Interest rate swap contracts	5,246	—	—	(4,974)	—	—
Total net unrealized gains (losses)	$8,388	$201	$(616)	$(4,829)	$1,464	$(100)

	Three Months Ended June 30, 2022			Six Months Ended June 30, 2022
	Net gains deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other Income, net	Net gains deferred in Accumulated Other Comprehensive Loss	Cost of Sales	Other Income, net

Realized net gains:	(U.S. Dollars in thousands)
Cash flow hedges	$—	$5,373	$—	$—	$6,564	$—
Non-designated cash flow hedges	—	803	—	—	3,329	—
Bunker fuel hedges	—	1,123	—	—	1,876	—
Total net realized gains	$—	$7,299	$—	$—	$11,769	$—
Unrealized net gains (losses):
Cash flow hedges	$4,273	$—	$—	$11,027	$—	$—
Non-designated cash flow hedges	—	(802)	—	—	400	—
Fair value hedges	—	—	(1)	—	4,957	(1)
Bunker fuel hedges	—	2,071	—	—	—	—
Interest rate swap contracts	6,458	—	—	34,076	—	—
Total net unrealized gains (losses)	$10,731	$1,269	$(1)	$45,103	$5,357	$(1)
As of June 30, 2023, the Company expects approximately $24.4 million of net deferred gains from derivative instruments to be reclassified from accumulated other comprehensive loss into earnings over the next 12 months. Of the $24.4 million of net deferred gains, $29.5 million relates to deferred gains on interest rate swap contracts and is expected to offset future interest expense on Term Loan A and Term Loan B, and $5.1 million relates to net deferred losses on cash flow hedges and is expected to offset future operational gains on foreign currency exchange rates. Refer to Note 17 “Stockholders’ Equity” for details on reclassifications out of accumulated other comprehensive loss for the three and six months ended June 30, 2023 and June 30, 2022.